SUPPLEMENT TO FIDELITY'S TARGETED INTERNATIONAL EQUITY FUNDS
DECEMBER 30, 1998 PROSPECTUS
The following information replaces similar information for Nordic Fund found in the "Investment Details" section on page P-23:
Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer. For example, as of December 31, 1998, approximately 21% of the fund's assets was invested in Nokia Corporation. At that date, Nokia represented approximately 17% of the total capitalization of the Nordic market, as represented by the FT-Actuaries World Nordic Index. The following information replaces similar information found in the "Investment Details" section on page P-25:
The NORDIC economies are dependent on the export of natural resources and natural resource products. Efforts to comply with the EMU restrictions by Finland, Denmark and Sweden have resulted in reduced government spending and higher unemployment. Norway has elected not to join the EU and the EMU and, as a result, has more flexibility to pursue different fiscal and economic goals. In addition a small number of companies and industries represent a large portion of the market in each of Denmark, Finland, Norway and Sweden.